QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.50

TERMINATION AGREEMENT

        This TERMINATION AGREEMENT, dated as of December 13, 2004 (this "Agreement"), by and among HERBALIFE LTD., a Cayman Islands exempted limited liability company (the "Company"), WHITNEY V, L.P., a Delaware limited partnership, WHITNEY STRATEGIC PARTNERS V, L.P., a Delaware limited partnership (together, "Whitney"), and CCG INVESTMENTS (BVI), L.P., a British Virgin Islands limited partnership, CCG ASSOCIATES-QP, LLC, a Delaware limited liability company, CCG ASSOCIATES-AI, LLC, a Delaware limited liability company, CCG INVESTMENT FUND-AI, LP, a Delaware limited partnership, CCG AV, LLC-SERIES C, a Delaware limited liability company, CCG AV, LLC-SERIES E, a Delaware limited liability company, and CCG CI, LLC, a Delaware limited liability company (collectively, "Golden Gate Fund"), is entered into with respect to that certain Share Purchase Agreement, dated as of July 31, 2002 (the "Share Purchase Agreement") by and between the Company and the Purchasers. Whitney and Golden Gate Fund are sometimes referred to herein collectively as the "Purchasers" and individually as a "Purchaser." Certain capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Share Purchase Agreement.

R E C I T A L S

        WHEREAS, the parties desire to terminate the Share Purchase Agreement and to enter into an Indemnification Agreement upon the terms set forth herein.

A G R E E M E N T

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.     Termination of Share Purchase Agreement.

        Except to the limited extent set forth in Section 1(b) below, the Share Purchase Agreement is hereby terminated effective immediately. In connection with such termination, the parties hereto acknowledge and agree that:

          (a)   The Purchasers shall have no further obligation or liability to the Company, whether occurring in the past, presently existing, or arising in the future, under the Share Purchase Agreement.

          (b)   The Company shall have no further obligation or liability to the Purchasers, whether occurring in the past, presently existing, or arising in the future, under the Share Purchase Agreement, except for the obligation to declare and pay to each Tax Amounts Recipient its or his pro rata share of the Tax Amounts Payment with respect to the year ended December 31, 2003 and the period from January 1, 2004 through December 13, 2004, to the extent of the Company's Available Cash.

          (c)   All provisions of the Share Purchase Agreement shall be deemed terminated and of no further force or effect, effective immediately.

        2.     Consideration.

        Concurrently with the execution and delivery of this Agreement, each of the parties hereto shall execute and deliver to the others the Indemnification Agreement attached hereto as Exhibit A.

        3.     Miscellaneous Provisions.

          (a)   Further Action. Each party hereto agrees to execute and deliver any instrument and take any action that may reasonably be requested by any other party for the purpose of effectuating the provisions of this Agreement.

          (b)   Applicable Law. This Agreement shall be governed by, and construed and enforced in accordance with and subject to, the laws of the State of California applicable to agreements made and to be performed entirely within such State, without giving effect to the conflicts-of-law principles thereof.

          (c)   No Prior Assignment of Rights. Except for any transfers to one or more of its affiliates which are also parties to this Agreement, each of the parties represents and warrants that it has not heretofore assigned or transferred, or purported to have assigned or transferred, to any firm, corporation or person whatsoever, any liability or obligation herein released and agrees to indemnify and hold harmless the other party against any liability or obligation based on, arising out of or in connection with any such transfer or assignment or purported transfer or assignment.

          (d)   Entire Agreement. This Agreement and the Indemnification Agreement set forth the entire understanding of the parties with respect to the subject matter hereof.

          (e)   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

HERBALIFE LTD.

By:	/s/ BRETT R. CHAPMAN
Name: Brett R. Chapman
Title: General Counsel
WHITNEY V, L.P.

By:	Whitney Equity Partners V, LLC, Its General Partner

By:	/s/ DANIEL J. O'BRIEN
Name: Daniel J. O'Brien
A Managing Member
WHITNEY STRATEGIC PARTNERS V, L.P.

By:	Whitney Equity Partners V, LLC, Its General Partner

By:	/s/ DANIEL J. O'BRIEN
Name: Daniel J. O'Brien
A Managing Member

[Signature Page to Termination Agreement]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG AV, LLC—SERIES C CCG AV, LLC—SERIES E CCG CI, LLC

By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative

By:	/s/ KEN DIEKROEGER

Name:	Ken Diekroeger
Its:	Managing Member

[Signature Page to Termination Agreement]

EXHIBIT A

FORM OF INDEMNIFICATION AGREEMENT

QuickLinks

  Exhibit 10.50